                                                                    EXHIBIT 99.5
                           [Option from West to East]



                             STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT dated as of June 6, 1996 (the "Agreement") is
                                                                ---------
entered into by and between Pure Software Inc., a Delaware corporation ("West"),
                                                                         ----
and Atria Software, Inc., a Massachusetts corporation ("East").
                                                        ----

                                    RECITALS
                                    --------

     WHEREAS, concurrently with the execution and delivery of this Agreement, West, East and CST Acquisition Corporation, a Massachusetts corporation and a wholly owned subsidiary of West ("Sub"), are entering into an Agreement and Plan
                                  ---
of Reorganization (the "Merger Agreement"), which provides that, among other
                        ----------------
things, upon the terms and subject to the conditions thereof, Sub will be merged with and into East (the "Merger") with East continuing as the surviving
                         ------
corporation and as a wholly owned subsidiary of West; and

     WHEREAS, as a condition to East's willingness to enter into the Merger Agreement, East has requested that West agree, and West has so agreed, to grant to East an option to acquire shares of West's Common Stock upon the terms and subject to the conditions set forth herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1.  Grant of Option
          ---------------

     West hereby grants to East an irrevocable option (the "Option") to acquire
                                                            ------
up to 2,646,096 shares (the "Option Shares") of the Common Stock, par value
                             -------------
$.0001 per share, of West ("West Shares") in  the  manner set forth below (i) by
                            -----------
exchanging therefor shares of the Common Stock, par value $.01 per share, of East ("East Shares") at a rate of 0.64741 East Share for each Option Share (the
       -----------
"Exercise Ratio") and/or, at East's election, (ii) by paying cash at a price
 --------------
determined in accordance with Section 4 below. Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

     2.  Exercise of Option
         ------------------

     The Option may only be exercised by East, in whole or in part, at any time or from time to time, upon the occurrence of (i) the commencement of a tender or exchange offer for 25% or more of any class of West's capital stock, or (ii) any of the events specified in Section 7.3(c)(x) of the Merger Agreement (any of the events specified in clauses (i) or (ii) of this sentence being referred to herein as an "Exercise Event"). In the event East wishes to exercise the
              --------------
Option, East shall deliver to West a written notice (an "Exercise Notice")
                                                         ---------------
specifying the total number of Option Shares it wishes to acquire and the form of consideration to be paid. Each closing of a purchase of Option Shares (a "Closing") shall occur on a date and at a time designated by East in an Exercise
- --------
Notice delivered at least five business days prior to the date of such Closing, which Closing shall be held at the offices of counsel to West. The Option shall terminate upon the earlier of (i) at the Effective Time, (ii) 180 days following the termination of the Merger Agreement pursuant to Article VII thereof, if an Exercise Event shall have occurred on or prior to the date of such termination, and (iii) the date on which the Merger Agreement is terminated pursuant to
Article VII thereof if an Exercise Event shall not have occurred on or prior to such date; provided, however, with respect to the preceding clause (ii) of this
           --------  -------
sentence, that if the Option cannot be exercised by reason of any applicable government order or because the waiting period related to the issuance of the Option Shares under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), if applicable, shall not have expired or been
              -------
terminated, then the Option shall not terminate until the tenth business day after such impediment to exercise shall have been removed or shall have become final and not subject to appeal. Notwithstanding the foregoing, the Option may not be exercised if East is in breach in any material respect of any of its covenants or agreements contained in the Merger Agreement.

     3.   Conditions to Closing
          ---------------------

     The obligation of West to issue Option Shares to East hereunder is subject to the conditions that (a) any waiting period under the HSR Act applicable to the issuance of the Option Shares hereunder shall have expired or been terminated; (b) all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Federal, state or local administrative agency or commission or other Federal state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Option Shares hereunder shall have been obtained or made, as the case may be; and (c) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect.

     4.   Closing
          -------

     At any Closing, (a) West shall deliver to East a single certificate in definitive form representing the number of West Shares designated by East in its Exercise Notice, such certificate to be registered in the name of East and to bear the legend set forth in Section 10 hereof, and (b) East shall pay to West the aggregate purchase price for the West Shares so designated and being purchased by delivery of (i) a single certificate in definitive form representing the number of East Shares being issued by East in consideration therefor (based on the Exercise Ratio), such certificate to be registered in the name of West and to bear the legend set forth in Section 10 hereof, and/or, at

East's election, (ii) a certified check or bank check, as the case may be. If East has elected to deliver cash in payment for any West Shares, the price to be paid by East in cash to West at any Closing in respect of such West Shares shall be $40.625 per share (the "Exercise Price").
                           --------------

     5.  Representations and Warranties of West
         --------------------------------------

     West represents and warrants to East that (a) West is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (b) the execution and delivery of this Agreement by West and consummation by West of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of West and no other corporate proceedings on the part of West are necessary to authorize this Agreement or any of the transactions contemplated hereby; (c) this Agreement has been duly executed and delivered by West and constitutes a legal, valid and binding obligation of West and, assuming this Agreement constitutes a legal, valid and binding obligation of East, is enforceable against West in accordance with its terms, except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity; (d) except for any filings as may be required under the HSR Act, West has taken all necessary corporate and other action to authorize and reserve for issuance and to permit it to issue upon exercise of the Option, and at all times from the date hereof until the termination of the Option will have reserved for issuance, a sufficient number of unissued West Shares for East to exercise the Option in full and will take all necessary corporate or other action to authorize and reserve for issuance all additional West Shares or other securities which may be issuable pursuant to
Section 9(a) upon exercise of the Option, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable; (e) upon delivery of the West Shares and any other securities to East upon exercise of the Option, East will acquire such West Shares or other securities free and clear of all material claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, excluding those imposed by East; (f) the execution and delivery of this Agreement by West do not, and the performance of this Agreement by West will not, (i) violate the Certificate of Incorporation or By-Laws of West, (ii) conflict with or violate any order applicable to West or any of its subsidiaries or by which they or any of their property is bound or affected or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of West or any of its subsidiaries pursuant to, any contract or agreement to which West or any of its subsidiaries is a party or by which West or any of its subsidiaries or any of their property is bound or affected, except, in the case of clauses
(ii) and (iii) above, for violations, conflicts, breaches, defaults, rights of termination, amendment, acceleration or cancellation, liens or encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on West; (g) the execution and delivery of this Agreement by West does not, and the performance of this Agreement by West will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any

Governmental Entity except pursuant to the HSR Act, if applicable; and (h) any East Shares acquired pursuant to this Agreement will not be acquired by West with a view to the public distribution thereof and West will not sell or otherwise dispose of such shares in violation of applicable law or this Agreement.

     6.  Representations and Warranties of East
         --------------------------------------

     East represents and warrants to West that (a) East is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (b) the execution and delivery of this Agreement by East and the consummation by East of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of East and no other corporate proceedings on the part of East are necessary to authorize this Agreement or any of the transactions contemplated hereby; (c) this Agreement has been duly executed and delivered by East and constitutes a legal, valid and binding obligation of East and, assuming this Agreement constitutes a legal, valid and binding obligation of West, is enforceable against East in accordance with its term, except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity; (d) except for any filings that may be required under the HSR Act, East has taken (or will in a timely manner take) all necessary corporate and other action to authorize and reserve for issuance and to permit it to issue upon exercise of the Option and will take all necessary corporate or other action to authorize and reserve for issuance all additional East Shares or other securities which may be issuable pursuant to Section 9(b) upon exercise of the Option, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable; (e) upon delivery of West Shares to East in consideration of any acquisition of East Shares pursuant hereto, East will acquire such West Shares free and clear of all material claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, excluding those imposed by West; (f) the execution and delivery of this Agreement by East do not, and the performance of this Agreement by East will not, (i) violate the Articles of Organization or By-Laws of East,
(ii) conflict with or violate any order applicable to East or any of its subsidiaries or by which they or any of their property is bound or affected or
(iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of East or any of its subsidiaries pursuant to, any contract or agreement to which East or any of its subsidiaries is a party or by which East or any of its subsidiaries or any of their property is bound or affected, except, in the case of clauses (ii) and (iii) above, for violations, conflicts, breaches, defaults, rights of termination, amendment, acceleration or cancellation, liens or encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on East; (g) the execution and delivery of this Agreement by East does not, and the performance of this Agreement by East will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity except pursuant to the HSR Act, if applicable; and
(h) any West Shares acquired upon exercise of the Option will not be acquired by East with a view to the public distribution thereof and East will not sell or otherwise dispose of such shares in violation of applicable law or this Agreement.

      7.  Certain Rights
          --------------

          (a) East Put.  At the request of East at any time during the period
              --------
during which the Option is exercisable pursuant to Section 2 (the "Purchase
                                                                   --------
Period"), West (or any successor entity thereof) shall purchase from East the
- ------
Option, to the extent not previously exercised, at the price set forth in subparagraph (i) below (as limited by subparagraph (iii) below), and the Option Shares, if any, acquired by East pursuant thereto, at the price set forth in subparagraph (ii) below (as limited by subparagraph (iii) below):

              (i) The difference between the "Market Price" for West Shares as
                                              ------------
          of the date East gives notice of its intent to exercise its rights under this Section 7(a) (defined as the highest closing sale price of West Shares on the Nasdaq National Market during the five (5) trading days ending on the trading day immediately preceding such date) and the Exercise Price, multiplied by the number of West Shares purchasable pursuant to the Option, but only if the Market Price is greater than the Exercise Price.

              (ii) The Exercise Price paid by East for West Shares acquired pursuant to the Option plus the difference between the Market Price
                                 ----
          and such Exercise Price (but only if the Market Price is greater than the Exercise Price) multiplied by the number of West Shares so purchased.

              (iii) Notwithstanding subparagraphs (i) and (ii) above, pursuant to this Section 7 West shall not be required to pay East in excess of an aggregate of (x) $40,000,000 plus (y) the Exercise Price paid by
                                          ----
          East for West Shares acquired pursuant to the Option minus (z) any
                                                               -----
          amounts paid to East by West pursuant to Section 7.3(c) of the Merger Agreement.

          (b) Redelivery of East Shares.  If East has acquired West Shares
              -------------------------
pursuant to exercise of the Option by the issuance and delivery of East Shares, then West shall in fulfillment of its obligation pursuant to the first clause of
Section 7(a)(ii) with respect to the Exercise Price paid in the form of East Shares only, redeliver all of the applicable certificate(s) for such East Shares to East free and clear of all claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, other than those imposed by East.

          (c) Payment and Redelivery of Option or Shares.  In the event East
              ------------------------------------------
exercises its rights under Sections 7(a) and (b), West shall, within ten business days after East delivers notice pursuant to Section 7(a), pay the required amount to East in immediately available funds (and East Shares, if applicable) and East shall surrender to West the Option and the certificates evidencing the West Shares purchased by East pursuant thereto, and East shall represent and warrant that such shares are then free and clear of all claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever.

          (d) Restrictions on Transfer.  Until the expiration of the Purchase
              ------------------------
Period, West shall not sell, transfer or otherwise dispose of any East Shares acquired by it pursuant to this Agreement.

     8.   Registration Rights
          -------------------

          (a) Following the termination of the Merger Agreement, each party hereto (a "Holder") may by written notice (a "Registration Notice") to the other
           ------                             -------------------
party (the "Registrant") request the Registrant to register under the Securities
            ----------
Act all or any part of the shares acquired by such Holder pursuant to this Agreement (the "Registrable Securities") in order to permit the sale or other
                ----------------------
disposition of such shares pursuant to a bona fide firm commitment underwritten public offering in which the Holder and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonably practicable and shall use reasonable efforts to prevent any person or group from purchasing through such offering shares representing more than 1% of the outstanding shares of Common Stock of the Registrant on a fully diluted basis; provided, however,
                                                            --------  -------
that any such Registration Notice must relate to a number of shares equal to at least 2% of the outstanding shares of Common Stock of the Registrant on a fully diluted basis and that any rights to require registration hereunder shall terminate with respect to any shares that may be sold pursuant to Rule 144(k) under the Securities Act.

          (b) The Registrant shall use all reasonable efforts to effect, as promptly as practicable, the registration under the Securities Act of the Registrable Securities; provided, however, that (i) neither party shall be
                        --------  -------
entitled to more than an aggregate of two effective registration statements hereunder and (ii) the Registrant will not be required to file any such registration statement during any period of time (not to exceed 40 days after a Registration Notice in the case of clause (A) below or 90 days after a Registration Notice in the case of clauses (B) and (C) below) when (A) the Registrant is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the written opinion of counsel to such Registrant, such information would have to be disclosed if a registration statement were filed at that time; (B) such Registrant is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (C) such Registrant determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving the Registrant. If consummation of the sale of any Registrable Securities pursuant to a registration hereunder does not occur within 180 days after the filing with the SEC of the initial registration statement therefor, the provisions of this Section 8 shall again be applicable to any proposed registration, it being understood that neither party shall be entitled to more than an aggregate of two effective registration statements hereunder. The Registrant shall use all reasonable efforts to cause any Registrable Securities registered pursuant to this Section 8 to be qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder may reasonably request and shall continue such registration or qualification in effect in such jurisdictions; provided, however, that the Registrant shall not
                              --------  -------
be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision.

          (c) The registration rights set forth in this Section 8 are subject to the condition that the Holder shall provide the Registrant with such information with respect to such Holder's Registrable Securities, the plan for distribution thereof, and such other information with respect to such Holder as, in the reasonable judgment of counsel for the Registrant, is necessary to enable the Registrant to include in a registration statement all material facts required to be disclosed with respect to a registration thereunder.

          (d) A registration effected under this Section 8 shall be effected at the Registrant's expense, except for underwriting discounts and commissions and the fees and expenses of counsel to the Holder, and the Registrant shall provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings and as such underwriters may reasonably require. In connection with any registration, the parties agree (i) to indemnify each other and the underwriters in the customary manner and (ii) to enter into an underwriting agreement in form and substance customary for transactions of this type with the underwriters participating in such offering.

     9.   Adjustment Upon Changes in Capitalization
          -----------------------------------------

          (a) In the event of any change in the West Shares by reason of stock dividends, split-ups, mergers (other than the Merger), recapitalizations, combinations, exchanges of shares and the like, the type and number of shares or securities subject to the Option, the Exercise Ratio and the Exercise Price shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that East shall receive, upon exercise of the Option, the number and class of shares or other securities or property that East would have received in respect of the West Shares if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

          (b) In the event of any change in the East Shares by reason of stock dividends, split-ups, mergers (other than the Merger), recapitalizations, combinations, exchanges of shares and the like, the type and number of shares or securities which East can deliver to West pursuant to Section 4 hereof in full payment for any West Shares to be purchased and the Exchange Ratio shall be adjusted appropriately.

     10.  Restrictive Legends
          -------------------

     Each certificate representing Option Shares issued to East hereunder, and each certificate representing East Shares delivered to West at a Closing, shall include a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON

     TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT DATED AS OF JUNE 6, 1995, A COPY OF WHICH MAY BE OBTAINED FROM [NAME OF COMPANY]

     11.  Listing and HSR Filing
          ----------------------

          West, upon the request of East, shall promptly file an application to list the West Shares to be acquired upon exercise of the Option for quotation on the Nasdaq National Market and shall use its best efforts to obtain approval of such listing as soon as practicable. East, upon the request of West, shall promptly file an application to list the East Shares issued and delivered to West pursuant to Section 4 for quotation on the Nasdaq National Market and shall use its best efforts to obtain approval of such listing as soon as practicable. Promptly after the date hereof, each of the parties hereto shall promptly file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice all required premerger notification and report forms and other documents and exhibits required to be filed under the HSR Act, if any, to permit the acquisition of the West Shares subject to the Option at the earliest possible date.

          12.  Binding Effect
               --------------

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement. Any shares sold by a party in compliance with the provisions of Section 8 shall, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Agreement and any transferee of such shares shall not be entitled to the rights of such party. Certificates representing shares sold in a registered public offering pursuant to Section 8 shall not be required to bear the legend set forth in Section 10.

          13.  Specific Performance
               --------------------

          The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action shall be brought in equity to enforce the provisions of the Agreement, neither party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

          14.  Entire Agreement
               ----------------

          This Agreement and the Merger Agreement (including the appendices thereto) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          15.  Further Assurances
               ------------------

          Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to constitute the transactions contemplated hereby.

          16.  Validity
               --------

          The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. In the event any Governmental Entity of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith and shall execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision.

          17.  Notices
               -------

          All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

               (1)  if to West, to:

                    Pure Software Inc.
                    1309 South Mary Avenue
                    Sunnyvale, CA  94087
                    Attention:  President
                    Telephone No.:  (408) 720-1600
                    Telecopy No.:   (408) 720-9200

                    with a copy at the same address to the
                    attention of the General Counsel, and
                    with a copy to:

                    Wilson, Sonsini, Goodrich & Rosati, P.C.
                    650 Page Mill Road
                    Palo Alto, California 94304-1050
                    Attention:  Larry W. Sonsini, Esq.
                    Telephone No.:  (415) 493-9300
                    Telecopy No.:   (415) 493-6811

               (2)  if to East, to:

                    Atria Software, Inc.
                    20 Maguire Road
                    Lexington, MA  02173
                    Attention:  President
                    Telephone No.:  (617) 676-2400
                    Telecopy No.:   (617) 676-2445

                    with a copy at the same address to the
                    attention of the General Counsel, and

                    with a copy to:

                    Testa, Hurwitz & Thibeault, LLP
                    High Street Tower, 125 High Street
                    Boston, Massachusetts 02110
                    Attention:  Mark J. Macenka, Esq.
                    Telephone No.:  (617) 248-7000
                    Telecopy No.:   (617) 248-7100

     18.  Governing Law
          -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

     19.  Counterparts
          ------------

     This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which, taken together, shall constitute one and the same instrument.

     20.  Expenses
          --------

     Except as otherwise expressly provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

     21.  Amendments; Waiver
          ------------------

     This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

     22.  Assignment
          ----------

     Neither of the parties hereto may sell, transfer, assign or otherwise dispose of any of its rights or obligations under this Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that East may assign its rights and obligations hereunder to Sub.

                    [Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.


                              ATRIA SOFTWARE, INC.



                              By:   ________________________________
                                    Name:
                                    Title:


                              PURE SOFTWARE INC.



                              By:   ________________________________
                                    Name:
                                    Title: